QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2002

FIRST CONSULTING GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	0-23651 (Commission File Number)	95-3539020 (IRS Employer Identification Number)
111 W. Ocean Blvd. 4th Floor, Long Beach, CA (Address of principal executive offices)		90802 (Zip Code)

(562) 624-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On August 12, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of First Consulting Group, Inc., a Delaware corporation (the "Company"), does hereby certify that:

            (i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002	/s/ LUTHER J. NUSSBAUM Luther J. Nussbaum Chairman of the Board and Chief Executive Officer
Dated: August 12, 2002	/s/ WALTER J. MCBRIDE Walter J. McBride Executive Vice President and Chief Financial Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Consulting Group, Inc.
Date: August 12, 2002	By:	/s/ WALTER J. MCBRIDE Walter J. McBride Executive Vice President and Chief Financial Officer

QuickLinks

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
SIGNATURES